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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 6, 2006

                                FIBERSTARS, INC.
             (Exact name of registrant as specified in its charter)

            California                   0-24230               94-3021850
 (State or Other Jurisdiction of       (Commission         (I.R.S. Employer
          Incorporation)               File Number)      Identification Number)

                       32000 Aurora Road
                          Solon, Ohio                            44139
            (Address of principal executive offices)           (Zip Code)

                                 (440) 715-1300
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On July 6, 2006, Fiberstars, Inc., issued a press release announcing the preliminary sales results for the quarter ended June 30, 2006. The Company hosted a previously-announced investor conference call/webcast.to discuss the preliminary sales results.

         A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 7.01.    REGULATION FD DISCLOSURE.

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

         On July 6, 2006, Fiberstars, Inc., a California corporation, issued a press release announcing the results of the shareholders' meeting. The reincorporation of Fiberstars in Delaware was approved. The Company, currently incorporated in California, expects to complete the reincorporation in the third quarter.

         A copy of the press release is furnished as Exhibit 99.2 to this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

        (d)   Exhibits

         EXHIBIT NO.                          DESCRIPTION
         -----------     -------------------------------------------------------
            99.1         Press Release dated July 6, 2006 regarding preliminary
                         results for the quarter ended June 31, 2006.

            99.2 Press Release dated July 6, 2006 regarding shareholder approval of reincorporation in Delaware.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2006

                                                  FIBERSTARS, INC.


                                                  By     /s/ Robert A. Connors
                                                         -----------------------
                                                  Name:  Robert A. Connors
                                                  Title: Chief Financial Officer

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                                  EXHIBIT INDEX

         EXHIBIT NO.                          DESCRIPTION
         -----------     -------------------------------------------------------
            99.1         Press Release dated July 6, 2006 regarding preliminary
                         results for the quarter ended June 31, 2006.

            99.2 Press Release dated July 6, 2006 regarding shareholder approval of reincorporation in Delaware.

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